UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 12, 2023

USIO, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-30152	98-0190072
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3611 Paesanos Parkway, Suite 300, San Antonio, TX	78231
(Address of principal executive offices)	(Zip Code)

(210) 249-4100
(Registrant’s telephone number, including area code)

Not applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	USIO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On July 12, 2023, Usio, Inc. the Company convened its 2023 annual meeting of stockholders (the “Annual Meeting”). The results of the matters voted on at the Annual Meeting, based on the presence, in person or by proxy, of holders of record of 21,082,981 shares of the 26,527,534 shares of the Company’s common stock entitled to vote as of May 15, 2023, the record date, were as follows:

1. To elect one Class II Director, Elizabeth Michelle Miller, to serve until the 2025 Annual Meeting of Stockholders, and two Class III Directors Ernesto Beyer, and Bradley Rollins, to serve until the 2026 Annual Meeting, all of whom have been nominated by our Board of Directors;

NOMINEE	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Elizabeth M. Miller	14,397,528	0	93,882	6,591,571
Ernesto Beyer	14,346,006	0	145,404	6,591,571
Bradley Rollins	14,219,365	0	272,045	6,591,571

2. To consider and vote on whether to approve, on an advisory basis, the compensation paid to our Named Executive Officers for the year ended December 31, 2022:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
13,899,923	204,826	386,661	6,591,571

3. To consider and vote on whether to approve the Usio, Inc. 2023 Employee Stock Purchase Plan

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
10,592,863	1,977,741	1,920,806	6,591,571

4. To ratify the appointment of ADKF, P.C. as our independent registered public accounting firm for the year ending December 31, 2023.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
19,308,251	74,039	1,700,691	0

Item 7.01	Regulation FD Disclosure

Usio, Inc. used the materials attached to this report as Exhibit 99.1 at the Annual Meeting. The furnishing of these materials is not intended to constitute a representation that such furnishing is required by Regulation FD or other securities laws, or that the presentation materials include material investor information that is not otherwise publicly available. In addition, Usio does not assume any obligation to update such information in the future.

The information in this Report (including Exhibit 99.1) is furnished pursuant to Item 7.01 and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of the Section. The information in this Report will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

The Following exhibits are filed as part of this Form 8-K:

EXHIBIT NO.	IDENTIFICATION OF EXHIBIT
10.1	Usio, Inc. 2023 Employee Stock Purchase Plan
99.1	Usio, Inc. Presentation for 2022 Annual Meeting of Stockholders on July 12, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

USIO, INC.
Date: July 12, 2023

	By:	/s/ Louis A. Hoch
	Name:	Louis A. Hoch
	Title:	Chief Executive Officer and President